SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 12, 2004



                                   UNOVA, INC.
               (Exact name of registrant as specified in charter)


         Delaware                   001-13279                95-4647021
(State or other jurisdiction  (Commission file number)     (I.R.S. Employer
     of incorporation)                                   Identification Number)

        6001 36th Avenue West                                  98203-9280
        Everett, Washington                                    (Zip Code)
        www.unova.com
 (Address of principal executive offices and internet site)



       Registrant's telephone number, including area code: (425) 265-2400

Item 7.   Financial Statements and Exhibits

(c)      The following exhibit is filed as part of this report:

Exhibit  Description
-------  -----------

  99.1   Press Release issued by UNOVA, Inc., dated February 12, 2004.



Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 23, 2003).

On February 12, 2004, UNOVA, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.




SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               UNOVA, INC.


                                               By: /s/ Michael E. Keane
                                                   -----------------------------
                                                   Michael E. Keane
                                                   Senior Vice President and
                                                   Chief Financial Officer


February 12, 2004